AFL-CIO HOUSING INVESTMENT TRUST

(the “Trust”)

Supplement dated September 28, 2021

to the Prospectus (“Prospectus”)

and Statement of Additional Information (“SAI”),

each dated April 30, 2021

Effective October 1, 2021, the Trust has implemented certain changes to the manner in which Units of the Trust may be purchased. Accordingly, the Prospectus and SAI are hereby supplemented as follows:

1.	The information appearing in the first paragraph under the section of the Prospectus entitled Purchasing and Pricing Units is deleted and replaced with the following:

Units in the HIT may be purchased only from the HIT. A minimum initial investment of $50,000 is required. Whole or fractional Units may be purchased. Units may only be purchased as of the last business day of each month (each a “Purchase Date”). The HIT defines “business day” as a day on which the New York Stock Exchange (“NYSE”) is open. Each purchase request, if received in good order, will be processed and priced as of the last business day of the month in which it is received. “Good order” generally means that any applicable participation form is fully completed and your instructions are provided by the person(s) authorized to request transactions in the account and are received by the HIT’s transfer agent before 4:00 p.m. Eastern Time on the last business day of the month, the Purchase Date. You must remit the required payment for your Units to the HIT’s transfer agent by check or wire transfer for receipt by the transfer agent generally no later than 8:00 p.m. Eastern Time (under normal conditions) on the Purchase Date. All purchase payments received prior to the Purchase Date (e.g., mid-month) will be held in the HIT’s non-interest bearing demand deposit account by its transfer agent, as directed by the Participant, until the Purchase Date. A copy of the participation form that must accompany your initial purchase order is available from the HIT at no charge upon request. All Units are sold without any sales charge (load) or commission. Units are issued and redeemed by book entry and without physical delivery of any securities. The HIT has the right to reject any purchase order, or to suspend or modify the sale of Units.

2.	The information appearing in the second paragraph under the section of the SAI entitled Pricing, Purchase and Redemption of Units is deleted and replaced with the following:

Whole or fractional Units may be purchased as of monthly Valuation Dates. Each purchase request, if received in good order, will be processed and priced as of the Valuation Date in the month in which it is received. “Good order” generally means that any applicable participation form is fully completed and your instructions are provided by the person(s) authorized to request transactions in the account and are received by the HIT’s transfer agent before 4:00 p.m. Eastern Time on the Valuation Date as of which they are to be issued. You must remit the required payment for your Units to the HIT’s transfer agent by check or wire transfer for receipt by the transfer agent generally no later than 8:00 p.m. Eastern Time (under normal conditions) on the Valuation Date. All purchase payments received prior to the Valuation Date (e.g., mid-month) will be held in the HIT’s non-interest bearing demand deposit account by its transfer agent, as directed by the Participant, until the calculation of NAV as of the Valuation Date. A minimum initial purchase of $50,000 is required. A copy of the participation form that must accompany your initial purchase order is available from the HIT at no charge upon request. All Units are sold without any sales charge (load) or commission payable in connection with the purchase of Units. Units are issued and redeemed by book entry and without physical delivery of any securities. The HIT has the right to reject any purchase order, or to suspend or modify the sale of Units.

Shareholders should retain this Supplement for future reference